Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents
Accounting policy
Cash equivalents are held for the purpose of meeting short-term cash commitments rather than for investment or other reasons. They are easily converted into known amounts of cash and are subject to an insignificant risk of changes in value. Cash and cash equivalents consist of liquid assets that are available immediately and term deposits.
Cash equivalents are measured at amortized cost.

Detail of cash and cash equivalents
Cash and cash equivalent break down as follows:

	As of December 31,
(in thousands of euros)	2022	2021
Cash and bank accounts	38,576	83,921
Short-term bank deposits	2,813	—
Net cash and cash equivalents	41,388	83,921
As of December 31, 2022, net cash and cash equivalents decreased by €42,533 thousand as compared with December 31, 2021
In the framework of the Amendment Agreement with the EIB, the Company has agreed to maintain a minimum cash and cash equivalents balance equal to the outstanding principal owed to EIB €25.3 million as of December 31, 2022